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                                                                  EXHIBIT 4.01

                                 [DENALI LOGO]



                               DENALI INCORPORATED

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


 THIS CERTIFICATE IS TRANSFERABLE          SEE REVERSE FOR CERTAIN DEFINITIONS
      NEW YORK, NEW YORK AND
       RIDGEFIELD PARK, NJ                   CUSIP

This Certifies that




is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF
                      ONE CENT ($0.01) OF COMMON STOCK OF

                              DENALI INCORPORATED

("Corporation") transferable on the books of the Corporation, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Certificate of Incorporation of the Corporation and of the amendments thereto, to all of which the holder, by acceptance hereof, assents. This Certificate shall not be valid unless countersigned by the Transfer Agent and registered by the Registrar.

    Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                            Dated

    /s/______________             COUNTERSIGNED AND REGISTERED:
                                      CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
              PRESIDENT                            TRANSFER AGENT AND REGISTRAR


   /s/_______________             BY

              TREASURER                            AUTHORIZED SIGNATURE



                        DENALI INCORPORATED
                             CORPORATE
                                SEAL
                                1994
                              DELAWARE
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                              DENALI INCORPORATED

        The Corporation will furnish, upon request and without charge, a full statement of the designations and the powers, preference and rights, and the qualifications, limitations or restrictions of the shares of each class of stock authorized to be issued by it, and the variations in the relative rights and preferences between the shares of each series of any preferred or special class so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series of any preferred or special class. Such request may be made to the Secretary of the Corporation or to the Transfer Agent.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-- as tenants in common                  UNIF GIFT MIN ACT -______ Custodian _________
TEN ENT-- as tenants by the entireties                              (Cust)           (Minor)
JT TEN -- as joint tenants with right                              Under Uniform Gifts to Minors
          of survivorship and not as                               Act _________________________
          tenants in common                                                     (State)

                              Additional abbreviations may also be used though not in the above list.

        For Value Received,                                      hereby
                            ------------------------------------
sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   INDENTIFYING NUMBER OF ASSIGNEE
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          PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

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                                                                                            Shares
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of the stock represented by the within Certificate and do hereby irrevocably constitute and

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appoint
                                                                                             Attorney
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to transfer the said stock on the books of the within-named Corporation with full power of substitution
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in the premises.
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Dated
      ---------------------------------

                                           X
                                             -----------------------------------------------------------
        NOTICE                                                      (SIGNATURE)
THE SIGNATURES TO THIS
ASSIGNMENT MUST CORRE-
SPOND WITH THE NAME(S)
AS WRITTEN UPON THE
FACE OF THE CERTIFICATE
IN EVERY PARTICULAR,
WITHOUT ALTERATION OR
ENLARGEMENT OR ANY                         X
CHANGE WHAT EVER.                            -----------------------------------------------------------
                                                                    (SIGNATURE)


                                           -------------------------------------------------------------
                                            THE SIGNATURES SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
                                            INSTITUTION AS DEFINED IN RULE 17A-d-15 UNDER THE SECURITIES
                                            EXCHANGE ACT OF 1934, AS AMENDED.
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                                            SIGNATURE(S) GUARANTEED BY:



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